Filed Pursuant to Rule 497(a)

File No. 333-194669

Rule 482ad

Dated:  July 28, 2014

The following offering notification is provided for your convenience and information. The information herein is qualified in its entirety by reference to the prospectus relating to the security. Capitalized terms used but not defined herein have the meaning ascribed to them in the prospectus.

Offering Notification – TCP Capital Corp.

Issuer:	TCP Capital Corp.

Ticker Symbol (Exchange):	TCPC (NASDAQ)

Type of Offering:	Offering of Common Stock

Expected Pricing:	July 29, 2014

Size of Offering:	5,400,000 shares (not including underwriters’ option to purchase up to an additional 810,000 shares of common stock)

Use of Proceeds:

To repay amounts outstanding under TCPC’s revolving credit facilities (which will increase the funds under the revolving credit facilities available to TCPC to make additional investments in portfolio companies) and to make investments in portfolio companies in accordance with its investment objective and for other general corporate purposes, including payment of operating expenses

Underwriters’ Option to Purchase Additional Shares:	15%

Common Stock Outstanding Post-Offering:	41,600,130 (without exercise of the option to purchase up to an additional 810,000 shares)

Joint Book-Running Managers:	Deutsche Bank Securities Inc., BofA Merrill Lynch, Raymond James & Associates, Inc., Keefe, Bruyette & Woods, Inc. and RBC Capital Markets, LLC

Lead Manager:	Oppenheimer & Co.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of TCPC before investing. The preliminary prospectus supplement dated July 28, 2014, the accompanying prospectus dated July 2, 2014 and the Statement of Additional Information, or SAI, incorporated by reference in its entirety in the prospectus supplement, dated the date of the prospectus supplement, which have been filed with the Securities and Exchange Commission, contain this and other information about TCPC and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus, the SAI and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus, the SAI and this press release are not offers to sell any securities of TCPC and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering is being made only by means of a preliminary prospectus supplement, the SAI and an accompanying prospectus, copies of which may be obtained from Deutsche Bank Securities Inc., Attn: Prospectus Group, 60 Wall Street, New York, NY 10005-2836, tel.: (800) 503-4611 or e-mail:

prospectus.CPDG@db.com; BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, tel.: (800) 248-8863; Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019, Attn: Equity Capital Markets, tel.: (800) 966-1559; or RBC Capital Markets, LLC, Three World Financial Center, 8th Floor, 200 Vesey Street, New York, NY 10281, Attn: Equity Syndicate, tel.: (877) 822-4089.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.